LIPOCINE®
ENHANCING HEALTH



H.C. Wainwright 27th Annual Global Investment Conference

September 8-10, 2025

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Next Steps/Status
LPCN 1154 Postpartum Depression					Phase 3 Topline results Q2/26
LPCN 2401 GLP-1 Use Management - adjunct to GLP-1					POC study with GLP-1 initiation
LPCN 1148 Decompensated Liver Cirrhosis					P2 study completed
LPCN 2101 Women With Epilepsy					IND cleared for P2
LPCN 1107 Prevention of Preterm Birth					EOP2 meeting completed
LPCN 2203 Essential Tremor					P1 study completed
LPCN 1144 Non-Cirrhotic NASH					P2 study completed

TLANDO® - FDA-Approved Oral Testosterone Replacement Therapy

Established commercialization partnerships in multiple territories

IMPORTANT SAFETY INFORMATION

https://www.tlando.com/


NDC 74676-0112-2
Rx only
TLANDO
(testosterone undecanoate)
Capsules 112.5 mg
Dispense accompanying Medication Guide to each patient
120 capsules
VERITY

TLANDO® licensed to Verity Pharma in January 2024 for commercialization in the U.S.

- $11 million upfront payment to Lipocine
- Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise

TLANDO® licensed to 5 territories including US and Canada

FDA labeling changes for testosterone products

- Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
- Include results from required post market ambulatory blood pressure (ABPM) studies

Approved product utilizing Lip'ral technology

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada.

LIPOCINE ENHANCING HEALTH

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1154 (BRLIZIO™)

Oral Brexanolone for Postpartum Depression (PPD)



Brlizio™ is a brand name conditionally approved by FDA

Postpartum Depression (PPD) - An Expanding Market Opportunity

Compelling pharmacoeconomic rationale[9]

- High economic burden
- Goal of medical intervention is to prevent harm to mother and infant
- Negative impact on family/society
- Among women reporting PPD symptoms, 64% reported comorbid anxiety symptoms[1]
- About 40% of women with PPD symptoms do not seek help[2], with stigma cited as a significant contributing factor[3]

Estimated patients in the U.S. with PPD[3]



3.6M
Pregnancies in the US[4]
~ 600,000
Postpartum depression[5]
~ 240,000
Diagnosed PPD patients[6]
~60,000
Follow-up care post screening[7]
Increased awareness of PPD and effective therapies is expected to increase diagnosis for symptomatic women with PPD

ZURZUVAE® Rx price: $15,900

Projected peak ZURZUVAE® sales of $1.2B in 2033[8]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
2. Manso-Córdoba et al. Int J Environ Res Public Health. 2020 Dec 13;17(24):9328
3. Grissette et al. J Obstet Gynecol Neonatal Nurs. 2018 Nov;47(6):812-819
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
7. Goodman et al J Womens Health (Larchmt). 2010 Mar;19(3):477-90
8. Goldman Sachs on Sage Therapeutics estimate on February 2024
9. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC.

LPCN 1154 Target Product Profile to Address Unmet Medical Need

Potential for "best in class" 1L therapy option

Mechanism of Action



Presynaptic Terminal
Postsynaptic Terminal
Synaptic GABA Receptor
α
β
β
α
Benzodiazepine binding site
GABA binding site
γ
NAS binding site
Extrasynaptic GABA Receptor
α
β
β
α
GABA binding site
δ
NAS binding site

- A positive allosteric modulator ("PAM") of the $GABA_A$ receptor
- Acting on both post-synaptic and extrasynaptic sites on $GABA_A$ receptor

Target Product Attributes

- Chemically identical to endogenous allopregnanolone (brexanolone)
- Rapid Relief
- Fixed oral solid dosage form
- No titration or taper required
- 48-hour outpatient dosing
- No monitoring requirement

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

Image from: Meltzer-Brody and Kanes, Neurobiology of stress, 2020

LPCN 1154 - Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Overcoming brexanolone oral delivery challenges

Brexanolone

Brexanolone (allopregnanolone) is a positive allosteric modulator (PAM) of the $GABA_A$ receptor



O
H
H
H
HO
H

Molecular Weight:	318.5 g/mol
Lipophilic:	Log P ≈ 5.0
Poor aqueous solubility:	Saq <1.0 µg/mL

Oral enablement



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Source: Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

PPD is a Life-Threatening Condition with Few Existing Treatment Options

Advantage of Rapid Response/Relief and Short Treatment Duration

Rapid relief benefits

- Faster management of depression
- Reduces the risk of suicidal thoughts and behaviors
- Lead to fewer hospitalizations
- Positive outcomes in terms of mother and family relationships
- Reduce financial burden

Short treatment duration benefits

- Better compliance
- Scheduling flexibility (e.g. weekend) with minimal family disruption
- More amenable to discrete treatment
- Quickly back to normal daily activities

Maternal depression and suicide can have far-reaching consequences for child development, family functioning, and the nation's economy

Up to 30% of women with PPD experience suicidal ideations[1]

In the USA, suicide is a leading cause of maternal death in the first year following childbirth accounting for up to 20% of maternal deaths[2]

Mothers with PPD often struggle with suicidal thoughts and/or thoughts of harming their baby[3]

LIPOCINE
ENHANCING HEALTH

1. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. www.nytimes.com/2025/07/22/health/post-partum-depression-treatment-pill.html

LPCN 1154 - Oral Bioidentical NAS for PPD

Current therapies relative to LPCN 1154

SSRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

Zuranolone treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

LPCN 1154 (Brlizio) is expected to provide more rapid relief of PPD than approved treatments, with only a short (48-hour) treatment requirement

- Minimal disruption to the mother-child bond
- Could be particularly impactful in reducing suicides

	SSRIs / SNRIs *Off-Label Use*	**Zuranolone** *(ZURZUVAE®)*	**Brexanolone** *(LPCN 1154)*
Description	Synthetic SSRI/SNRI	Synthetic NAS Derivative	**Bioidentical NAS**
Administration	**Oral**	**Oral**	**Oral**
Onset of Action	Weeks	Days	**Hours**
Treatment Duration	Months	14 days	**48 hours**
Response Rate at Day 3	N/A	Up to 41%	**Up to 75%***

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.
Response Rate defined as a reduction of HAM-D score of at least 50% compared with baseline
*Projected based on Zulresso published reports (Brexanolone Briefing Book, November 2, 2018 and Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070)

LIPOCINE® ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. In adolescent patients per sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
4. Zurzuvae label
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
6. https://www.ncbi.nlm.nih.gov/books/NBK594292/

LPCN 1154 (Oral Brexanolone) Development

Streamlined 505(b)(2) pathway to NDA submission

PK Dosing Regimen Confirmation Study	Labeling Studies Evaluation	Pivotal Study
✓ Positive Results	✓ Food effect study ✓ PK study in PPD ✓ Metabolite evaluation	○ Ongoing P3 Safety and Efficacy Study ○ Expected Topline Results Q2/26

LIPOCINE® ENHANCING HEALTH

LPCN 1154 Dosing Regimen Confirmation Study Results

LPCN 1154 met standard bioequivalence criteria to IV Brexanolone

Comparative Exposure

PK Parameter	GMR (%) Test vs. Reference	90% CI LB Test vs. Reference	90% CI UB Test vs. Reference
C_{max}	105	92	118
$AUC_{0-\infty}$	97	89	107
AUC_{0-t}	89	81	98

LPCN 1154 was well tolerated

- No sedation or somnolence events observed
- All events were mild to moderate
- No severe or serious AEs
- Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, back pain, hematoma, and pelvic pain
- No event was reported by >2 participants

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

LPCN 1154 Phase 3 Safety and Efficacy Study

Based on FDA feedback – Outpatient setting with no medical monitoring requirement

Study design

Two arm, outpatient, randomized, blinded, placebo-controlled in women with postpartum depression

Inclusion criteria

Severe PPD

Age ≥15 yrs

N= ~80 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary Endpoint

Endpoints

Primary endpoint: HAM-D change from baseline at hour 60

Additional endpoints: MADRS, HAM-A (anxiety), safety and tolerability, etc.

Rationale for Success

- Brexanolone has established efficacy (IV infusion)
- LPCN 1154 has demonstrated comparable exposure to IV infusion
- Study size, duration, and population similar to IV infusion P3 study

https://clinicaltrials.gov/study/NCT06979544

LPCN 1154 Opportunities in Other Depression Disorders

Prevalence

MDD: Per NIMH, in 2020, an estimated 21.0 million adults (8.4%) in the US had at least one major depressive episode[1]

Prevalence of comorbid anxiety disorder and MDD is as high as 60% [2]

TRD: Prevalence ~2.8 million in US [3]

Mental disorder in reproductive-aged women

- Approximately 7%–14% of reproductive-aged women suffer from depression and 12%–15% suffer from anxiety.[4]
- Estimated 40% are undiagnosed

Significant Unmet Needs in Depression Disorders

Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Rapid Relief	Days vs weeks
Good tolerability	No excessive sedation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation Safer option for treating pregnant women

MDD = Major Depressive Disorder, PPD = Postpartum Depression, TRD = Treatment Resistant Depression

LIPOCINE® ENHANCING HEALTH

1. Monitoring System Survey–31 sites, 2018
2. Kaufman J, Charney D. Comorbidity of mood and anxiety disorders. Depress Anxiety. 2000;12:69-76.
3. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699.
4 Jiani Zhou et al., J Women's Health (Larchmt). 2019 August ; 28(8): 1068–1076. doi:10.1089/jwh.2018.7597

LPCN 1154 “Best in Class” Oral Treatment for Depression

Key takeaways

- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
  - Acute rapid relief, short duration, bioidentical
- **Streamlined pathway to NDA submission**
  - Dosing regimen confirmed
  - Phase 3 safety & efficacy study: ongoing
  - Topline data expected Q2/2026
- **Issued and pending patents worldwide**
- **Potential to expand for other depression indications**



LPCN 2401

GLP-1 Agonist Use Management



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]


FDA approved indications
Expanding clinical indications[1]

- ✓ **T2DM**
- ✓ **Weight management**
- ✓ **Cardiovascular disease**
- ✓ **Chronic kidney disease**
- ✓ **Sleep apnea**

LIPOCINE®
ENHANCING HEALTH

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]


Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

Significant weight loss is from lean mass loss in **16 weeks**[1]

Lean Mass Loss[1]


32%
Lean mass
68%
Fat mass

The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)

Functionality Loss[1]


43%

43% of elderly (60+)
lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]

Fracture Risk[2,3]


% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

LIPOCINE® ENHANCING HEALTH

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

LIPOCINE® ENHANCING HEALTH

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20

Lean Mass



Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
1.6
1.9
-1.3
0.7
0.8
-0.9
*
LPCN 2401
LPCN 2401+E
Placebo

Fat Mass



Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
-2.6
1.2
-0.9
-1.4
0.9
*
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 – Amplify/Accelerate Fat Loss in Obesity Management

Per FDA, weight reduction is a long-term reduction in excess adiposity (body fat) with a goal of reduced morbidity and mortality[1]

Excess total body fat increases the risk of death and major comorbidities such as type 2 diabetes, hypertension, dyslipidemia, cardiovascular disease, osteoarthritis of the knee, sleep apnea, and some cancers[1,2,3]

Fat Mass Loss



LPCN 2401*
Semaglutide**

Fat Mass Loss Amplification Potential

* Placebo adjusted value at Week 20 - NCT04134091
**Absolute value at Week 16 from https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/

1. FDA Guidance to Industry (2025), https://www.fda.gov/media/71252/download
2. New England Journal of Medicine, 341:10971105, 1999.
3. Circulation.,110:e476-e483, 2004.

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted.

LPCN 2401 Safety Data Support Differentiated Product Profile

Well-tolerated with liver benefits and no safety signals upon 72-week exposure



Liver Injury Marker Reduction
ALT
AST
ALP
GGT
5
0
-5
-10
-15
-20
-25
Change from Baseline (U/L)
#
*,#
LPCN 2401
LPCN 2401+E
Placebo



Liver Fat Reduction at Week 12 (MRI-PDFF)
LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
0
-2
-4
-6
-8
-10
Absolute Change from Baseline (%)
*,#

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")

Safety set. * $p < 0.05$; vs placebo; # $p < 0.05$ vs baseline.
All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation. * $p < 0.05$; vs placebo; † $p < 0.05$ vs baseline.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile for Chronic Use

A liver beneficial approach[6] with no increased risk of adverse cardiovascular outcomes[7]

LPCN 2401 Target Attributes

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferentially VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: through genomic and non-genomic pathways
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers improvement)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, garetosmab, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - High discontinuation & long-term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94
6. Hepatol Commun. 2020 Aug 2;4(10):1430-1440
7. https://www.fda.gov/drugs/drug-safety-and-availability/fda-issues-class-wide-labeling-changes-testosterone-products

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044


Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist